EXHIBIT 99.1

Zomedica Hires Vice President Business Development to Lead Acquisition and Licensing Efforts

Former Elanco Animal Health, Johnson & Johnson, Intuitive Surgical, and Enteromedics Business Development Executive Joins Team to Support Growth Opportunities

ANN ARBOR, Mich., May 17, 2021 (GLOBE NEWSWIRE) -- Zomedica Corp. (NYSE American: ZOM) (“Zomedica” or the “Company”), a veterinary health company creating point-of-care diagnostics products for dogs and cats, announced that it has hired a Vice President Business Development to lead its acquisition and licensing efforts.

“As disclosed in our first quarter financials, Zomedica had a cash and cash equivalents balance of approximately $276.6 million as of March 31, 2021,” commented Robert Cohen, Chief Executive Officer of Zomedica. “To complement our TRUFORMA® product platform and to accelerate the growth of Zomedica overall, we intend to opportunistically invest to expand our product offerings, technologies, and product development efforts. This will be a selective process, focused on expanding Zomedica’s capability to be a valued partner to the veterinary clinic by bringing novel and valuable offerings that enhance both animal and practice health.”

To support Zomedica’s product and technology expansion efforts, Greg Blair has joined the Company as Vice President Business Development, becoming a member of the senior executive team reporting to Mr. Cohen. Mr. Blair comes to Zomedica after six successful years of increasing responsibility for business development at Elanco Animal Health (formerly a division of Eli Lilly), completing more than 40 transactions for that organization. Prior to that time, he had a successful career in business development, marketing and product development at a series of human medical device companies including Johnson & Johnson, Intuitive Surgical, and Enteromedics. Mr. Blair received a Bachelor of Science and Bachelor of Arts from Indiana University, and an MBA from Duke University’s Fuqua School of Business. “Greg has the exact combination of industry knowledge, transactional experience, unlimited energy, and commitment to excellence needed to help bring Zomedica to the next level. I look forward to working with him on the critical and exciting projects for which he will be responsible,” commented Mr. Cohen.

Separately, the Company announced that Dr. Stephanie Morley will be leaving Zomedica. “As part of the original founding team who created the vision of Zomedica, Dr. Morley’s accomplishments on behalf of the Company are numerous and significant. All of us at Zomedica are appreciative of her efforts and wish her the very best as she continues to expand her horizons. I am pleased that Stephanie will continue to work with us as a consultant to provide her valuable insights as we move forward,” commented Mr. Cohen. “I had a vision of establishing a veterinarian-focused company and bringing innovations to the pet health industry in parallel to their entrance into the human medical field,” said Dr. Morley. “I feel a great sense of accomplishment now that TRUFORMA® is commercially available, and I look forward to its continued growth and success.”

For additional information regarding TRUFORMA®, please click on the TRUFORMA® tab at the top of the home page on the Zomedica website (www.zomedica.com).

About Zomedica
Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for dogs and cats by focusing on the unmet needs of clinical veterinarians. Zomedica’s product portfolio will include innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica’s mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Reader Advisory
Except for statements of historical fact, this news release contains certain "forward-looking information" or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to American economic growth, demand for the Company’s products, the Company’s ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to supply equipment and assays in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

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